Income Taxes (Schedule of Effective Income Tax Rate Reconciliation) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Federal income tax provision at statutory rate	$ 7,162	$ 5,028
Bank owned life insurance	(132)	(133)
Tax-exempt interest	(71)	(99)
Meals and entertainment	21	18
State income taxes, net of federal income tax effect	541	302
Other, net	(264)	(305)
Total provision for income taxes	$ 7,257	$ 4,811
Effective tax rate	35.50%	33.50%